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                                                       EXHIBIT 24


                           AMERICAN EXPRESS COMPANY
                               POWER OF ATTORNEY

         American Express Company, a New York corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Louise M. Parent, Daniel T. Henry and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the proposed registration of up to 23,700,000 Common Shares, par value $.60 per share, that may be issued pursuant to the 1989 Long-Term Incentive Plan (the "Plan"); a registration statement under the Securities Act of 1933, as amended, including any amendments thereto on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Company has caused this Power of Attorney to be executed in its name by its Senior Vice President and Chief Accounting Officer and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 22nd day of May, 1996.

                                        AMERICAN EXPRESS COMPANY


                                        By:/s/ Daniel T. Henry
                                           ________________________
                                           Daniel T. Henry
                                           Senior Vice President and
                                           Chief Accounting Officer

[CORPORATE SEAL]

Attest

/s/ Stephen P. Norman
_____________________
Stephen P. Norman
Secretary

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By /s/ Harvey Golub                     By /s/ Charles W. Duncan Jr.
  _________________________               ______________________________
  Harvey Golub                            Charles W. Duncan Jr.
  Chairman, Chief Executive               Director
  Officer and Director



By /s/ Daniel T. Henry                  By /s/ Beverly Sills Greenough
   _________________________              ______________________________
   Daniel T. Henry                        Beverly Sills Greenough
   Senior Vice President                  Director
   and Comptroller



By /s/ Daniel F. Akerson                By _____________________________
   ___________________________             F. Ross Johnson
   Daniel F. Akerson                       Director
   Director



By /s/ Anne L. Armstrong               By ____________________________
   _________________________              Vernon E. Jordan Jr.
   Anne L. Armstrong                      Director
   Director



By /s/ Edwin L. Artzt                  By /s/ Drew Lewis
   _________________________              ______________________________
   Edwin L. Artzt                         Drew Lewis
   Director                               Director




By /s/ William G. Bowen                  By /s/ Aldo Papone
   _________________________               ______________________________
   William G. Bowen                        Aldo Papone
   Director                                Director




By /s/ David M. Culver                   By /s/ Frank P. Popoff
   _________________________                ______________________________
    David M. Culver                         Frank P. Popoff
    Director                                Director
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                            POWER OF ATTORNEY

       Richard K. Goeltz, Vice Chairman and Chief Financial Officer of American Express Company, a New York corporation (the "Company"), hereby constitutes and appoints Louise M. Parent, Daniel T. Henry and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, his true and lawful attorneys-in-fact and agents, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix any and all seals thereto and file any of the documents referred to below relating to the proposed registration of up to 23,700,000 Common Shares, par value $.60 per share, that may be issued pursuant to the 1989 Long-Term Incentive Plan (the "Plan"); a registration statement under the Securities Act of 1933, as amended, including any amendments thereto on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                  By: /s/ Richard K. Goeltz
                                      __________________________
                                      Richard K. Goeltz
                                      Vice Chairman and Chief
                                      Financial Officer

Dated: September 25, 1996
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